UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-6506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC.

FORM N-Q

FEBRUARY 29, 2012

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 131.0%
Alaska — 1.4%
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	$500,000	$565,100
North Slope Boro, AK, Refunding, NATL	5.000%	6/30/15	1,250,000	1,414,150
Total Alaska				1,979,250
Arizona — 3.0%
Pinal County, AZ, Electric District No. 3	4.000%	7/1/23	1,000,000	1,038,630
Pinal County, AZ, Electric District No. 3	5.000%	7/1/24	1,760,000	1,958,000
Pinal County, AZ, Electric District No. 3	5.000%	7/1/25	1,280,000	1,413,312
Total Arizona				4,409,942
Arkansas — 0.7%
Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project	7.000%	4/1/12	1,000,000	1,003,000	(a)
California — 11.3%
California Statewide CDA Revenue:
Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,174,160
Proposition 1A Receivables Program	5.000%	6/15/13	3,000,000	3,173,700
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	350,000	375,603	(b)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,493,020
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/24	4,130,000	4,746,485
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	2,000,000	2,277,720
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	115,000	121,826	(b)
Total California				16,362,514
Colorado — 5.4%
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Bromley School Project, XLCA	5.125%	9/15/20	1,155,000	1,204,677
Refunding & Improvement, University Lab School, XLCA	5.250%	6/1/24	1,350,000	1,374,691
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	2,135,400
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	2,000,000	2,308,640
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	750,000	754,770
Total Colorado				7,778,178
Connecticut — 5.7%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	2,000,000	2,023,720
Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA	6.375%	7/1/12	960,000	966,259	(a)
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	5,000,000	5,268,000
Total Connecticut				8,257,979
Florida — 7.1%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	5,000,000	5,569,950
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,239,820
Old Palm Community Development District, FL, Palm Beach Gardens	5.375%	5/1/14	925,000	903,170
Orange County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems	6.250%	11/15/24	1,500,000	1,559,490	(c)
Total Florida				10,272,430

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia — 8.0%
Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC	5.250%	12/1/23	$970,000	$1,005,997	(c)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,445,880
Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center	6.000%	1/1/17	650,000	654,634
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,181,000
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,128,510
Georgia Municipal Electric Authority, Power Revenue, Refunding, AGM	5.000%	1/1/18	3,000,000	3,114,420
Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC	5.000%	1/1/21	1,000,000	1,037,100
Total Georgia				11,567,541
Illinois — 2.8%
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,500,000	1,596,780	(a)
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	555,000	636,901	(b)
Illinois Development Finance Authority, Chicago Charter School Foundation Project A	5.250%	12/1/12	80,000	82,969	(b)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,793,179
Total Illinois				4,109,829
Indiana — 3.8%
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,047,100
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,514,600	(d)
Total Indiana				5,561,700
Iowa — 0.1%
Muscatine, IA, Electric Revenue	9.700%	1/1/13	165,000	177,784	(b)
Kansas — 1.8%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	2,500,000	2,590,875	(e)
Louisiana — 0.0%
Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna	8.000%	5/15/12	55,000	55,767	(b)
Maryland — 0.3%
Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, AGM	6.500%	7/1/13	380,000	385,548
Massachusetts — 2.2%
Lancaster, MA, GO, AMBAC	5.375%	4/15/17	1,130,000	1,146,600
Massachusetts State DFA Revenue, Curry College, ACA	6.000%	3/1/20	395,000	395,581
Massachusetts State HEFA Revenue:
Caritas Christi Obligation	6.500%	7/1/12	535,000	545,812	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Massachusetts — continued
Milford-Whitinsville Regional Hospital	6.500%	7/15/23	$1,000,000	$1,032,460	(c)
Total Massachusetts				3,120,453
Michigan — 12.9%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/26	5,000,000	5,461,750
Jenison, MI, Public Schools GO, Building and Site, FGIC	5.500%	5/1/20	1,000,000	1,008,320	(c)
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,774,614
Michigan State, Hospital Finance Authority Revenue:
Oakwood Obligated Group	5.500%	11/1/18	1,000,000	1,058,200
Refunding, Hospital Sparrow Obligated	5.000%	11/15/12	500,000	513,730
Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,294,934
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,071,910
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/16	5,000,000	5,550,450	(a)
Total Michigan				18,733,908
Missouri — 1.8%
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	2,500,000	2,585,100	(a)(e)
Nevada — 3.0%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,339,680
New Hampshire — 4.6%
New Hampshire HEFA Revenue:
Covenant Health, Unrefunded Balance	6.500%	7/1/17	75,000	75,941
Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,659,712
Total New Hampshire				6,735,653
New Jersey — 9.3%
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,493,260
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,456,760
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	1,515,000	1,690,725	(a)
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/23	4,000,000	4,850,280
Ringwood Borough, NJ, Sewer Authority Special Obligation	9.875%	7/1/13	50,000	53,881	(b)
Total New Jersey				13,544,906
New Mexico — 2.1%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,362,680
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,618,166
Total New Mexico				2,980,846
New York — 3.8%
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	3,025,000	3,255,354

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York — continued
New York State Thruway Authority Highway & Bridge Trust Fund Revenue, AMBAC	5.000%	4/1/21	$2,000,000	$2,251,500
Total New York				5,506,854
North Carolina — 1.3%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	1,954,103
Ohio — 6.5%
American Municipal Power-Ohio Inc., Electricity Purchase Revenue	5.000%	2/1/13	2,000,000	2,063,440
Kettering, OH, City School District, School Improvement, AGM	5.000%	12/1/19	1,000,000	1,080,650
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,135,500
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	5,000,000	5,175,750	(e)
Total Ohio				9,455,340
Oklahoma — 1.9%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,811,950
Pennsylvania — 8.8%
Conneaut, PA, School District, GO, AMBAC	9.500%	5/1/12	15,000	15,211	(b)
Harrisburg, PA, Parking Authority Parking Revenue, AGM	5.500%	5/15/20	1,000,000	1,010,390	(c)
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	2,000,000	2,274,480
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,365,000	1,382,267
Pennsylvania State IDA Revenue, Economic Development, AMBAC	5.500%	7/1/21	1,000,000	1,021,640
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	2,000,000	2,333,800
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,145,500
Philadelphia, PA, Water & Wastewater, FGIC	5.250%	11/1/14	2,000,000	2,056,980
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	1,350,000	1,573,074
Total Pennsylvania				12,813,342
Puerto Rico — 1.4%
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	2,000,000	2,061,740
Rhode Island — 0.6%
Central Falls, RI, GO, Radian	5.875%	5/15/15	1,000,000	884,780
South Carolina — 0.8%
Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity	6.000%	12/1/21	1,100,000	1,158,322	(c)
Tennessee — 5.3%
Jackson, TN, Water & Sewer Revenue	7.200%	7/1/12	15,000	15,342	(b)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	2,030,000	2,235,680
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	5,380,648
Total Tennessee				7,631,670

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas — 6.5%
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	$1,000,000	$1,066,220	(a)
El Paso County, TX, Housing Finance Corp., La Plaza Apartments, Subordinated	8.000%	7/1/30	240,000	234,336
El Paso County, TX, Housing Finance Corp., MFH Revenue, American Village Communities	6.250%	12/1/24	360,000	362,124
El Paso, TX, Water & Sewer Revenue:
Refunding & Improvement, AGM	6.000%	3/1/15	955,000	955,000	(c)
Refunding & Improvement, AGM, Unrefunded Balance	6.000%	3/1/15	45,000	45,000
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,180,740
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,344,610
Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC	5.500%	10/1/19	1,000,000	1,030,470	(c)
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	13.284%	7/2/24	125,000	140,737	(a)(d)(f)
Total Texas				9,359,237
Utah — 1.0%
Spanish Fork City, UT, Water Revenue:
AGM	5.500%	6/1/16	350,000	354,452	(c)
AGM, Unrefunded Balance	5.500%	6/1/16	1,135,000	1,149,437	(c)
Total Utah				1,503,889
Virginia — 3.3%
Pittsylvania County, VA, GO	5.500%	2/1/22	540,000	646,310
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,227,719
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,961,083
Total Virginia				4,835,112
Washington — 0.8%
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,147,730
Wisconsin — 1.7%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,417,520	(a)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $176,065,782)				190,094,472
SHORT-TERM INVESTMENTS — 1.8%
California — 0.4%
California Health Facilities Financing Authority Revenue, Adventist Health System, LOC-Bank of America N.A.	0.210%	9/1/28	520,000	520,000	(g)(h)
Indiana — 0.3%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.110%	2/1/39	500,000	500,000	(g)(h)
New York — 0.9%
New York City, NY, TFA, Future Tax Secured Revenue, SPA-Dexia Credit Local	0.250%	8/1/23	1,300,000	1,300,000	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Virginia — 0.2%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.120%	7/1/42	$300,000	$300,000	(g)(h)
TOTAL SHORT-TERM INVESTMENTS (Cost — $2,620,000)				2,620,000
TOTAL INVESTMENTS — 132.8% (Cost — $178,685,782#)				192,714,472
Municipal Auction Rate Cumulative Preferred Stock, at Liquidation Value — (34.4%)				(50,000,000)
Other Assets in Excess of Liabilities — 1.6%				2,350,078
TOTAL NET ASSETS — 100.0%				$145,064,550

(a)              Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)             Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)              Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)             Variable rate security.  Interest rate disclosed is as of the most recent information available.

(e)              Maturity date shown represents the mandatory tender date.

(f)                Residual interest bonds—coupon varies inversely with level of short-term tax-exempt interest rates.

(g)             Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)             Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#                   Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	- American Capital Assurance - Insured Bonds
AGC	- Assured Guaranty Corporation - Insured Bonds
AGM	- Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	- American Municipal Bond Assurance Corporation - Insured Bonds
CDA	- Communities Development Authority
CMI	- California Mortgage Insurance Program - Insured Bonds
COP	- Certificates of Participation
CTFS	- Certificates
DFA	- Development Finance Agency
EFA	- Educational Facilities Authority
FGIC	- Financial Guaranty Insurance Company - Insured Bonds
FHA	- Federal Housing Administration
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
HEFA	- Health & Educational Facilities Authority
IDA	- Industrial Development Authority
INDLC	- Industrial Indemnity Company - Insured Bonds
LOC	- Letter of Credit
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corporation - Insured Bonds
PCR	- Pollution Control Revenue
Radian	- Radian Asset Assurance - Insured Bonds
RIBS	- Residual Interest Bonds
SPA	- Standby Bond Purchase Agreement - Insured Bonds
TFA	- Transitional Finance Authority
XLCA	- XL Capital Assurance Inc. - Insured Bonds

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Summary of Investments by Industry*

Industrial Revenue	18.4%
Power	17.9
Health Care	13.9
Transportation	10.7
Local General Obligation	6.9
Pre-Refunded/Escrowed to Maturity	6.4
Education	5.3
Water & Sewer	5.2
Special Tax Obligation	5.0
Leasing	3.7
Solid Waste/Resource Recovery	1.9
Housing	1.8
Other	1.5
Short-Term Investments	1.4
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of February  29, 2012 and are subject to change.

Ratings Table**

Standard & Poor’s/Moody’s/Fitch†
AAA/Aaa	1.2%
AA/Aa	28.7
A	52.7
BBB/Baa	10.3
BB/Ba	1.6
CCC/Caa	0.5
A-1/VMIG 1	1.4
NR	3.6
100.0%

** As a percentage of total investments.

† The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”).  These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance.  Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 8 through 10 for definitions of ratings.

See Notes to Schedule of Investments.

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.

Long-term security ratings (unaudited) (cont’d)

Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Short-term security ratings (unaudited) (cont’d)

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$190,094,472	—	$190,094,472
Short-term investments†	—	2,620,000	—	2,620,000
Total investments	—	$192,714,472	—	$192,714,472

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

(b) Futures Contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,219,869
Gross unrealized depreciation	(191,179)
Net unrealized appreciation	$14,028,690

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At February 29, 2012, the Fund did not have any derivative instruments outstanding.

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell) †	$2,445,172

†At February 29, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2012